Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Petrobras International Finance Company — PIFCo (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 20-F for the year ended December 31, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL LIMA DE OLIVEIRA

Date: June 28, 2006	Daniel Lima de Oliveira
Chairman and Chief Executive Officer
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Petrobras International Finance Company — PIFCo (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 20-F for the year ended December 31, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SÉRVIO TÚLIO DA ROSA TINOCO

Date: June 28, 2006	Sérvio Túlio da Rosa Tinoco
Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.